UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549


                                     FORM 8-K

                                  CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) November 12, 1998


                              TRIARC COMPANIES, INC.
                --------------------------------------------------
              (Exact name of registrant as specified in its charter)


         DELAWARE                 1-2207          38-0471180
         -----------------        --------------  --------------
         (State or other          (Commission     (I.R.S. Employer
         jurisdiction of          File No.)       Identification No.)
         incorporation of
         organization)


         280 Park Avenue
         New York, NY                                             10017
         ---------------------------------------               ----------
         (Address of principal executive office)               (Zip Code)


         Registrant's telephone number, including area code:   (212)  451-3000


         ---------------------------------------               ----------
         (Former name or former address,                       (Zip Code)
          if changed since last report)


                                Page 1 of 3 Pages
                         Exhibit Index appears on Page 3



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        4.1 Second Amendment to Credit Agreement, dated as of August 15, 1998, among Mistic Brands, Inc., Snapple Beverage Corp., Cable Car Beverage Corporation, Triarc Beverage Holdings, Corp., the financial institutions listed on the signature pages thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc., as syndication agent for the Lenders, Morgan Stanley Senior Funding, Inc., as documentation agent for the Lenders, and The Bank of New York, as administrative agent for the Lenders.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                        TRIARC COMPANIES, INC.



                                        By: BRIAN L. SCHORR
                                            Brian L. Schorr
                                            Executive Vice President
                                            and General Counsel

Dated: November 12, 1998



                                      EXHIBIT

Exhibit
   No.                     Description                                Page No.
-------                    -----------                                --------


4.1 --   Second Amendment to Credit Agreement, dated as of
         August 15, 1998, among Mistic Brands, Inc., Snapple Beverage Corp., Cable Car Beverage Corporation, Triarc Beverage Holdings, Corp., the financial institutions listed on the signature pages thereto (collectively, the "Lenders"), DLJ Capital Funding, Inc., as syndication agent for the Lenders, Morgan Stanley Senior Funding, Inc., as documentation agent for the Lenders, and The Bank of New York, as administrative agent for the Lenders.